J.P. Morgan SMid Cap Conference November 30, 2011 Exhibit 99.1

Confidential © Copyright 2011 HomeAway, Inc.
Safe Harbor Statement
This presentation contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities, the effects of competition and the effects of the release of our IPO lock-up share trading restrictions.
Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,”
“believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation, November 30, 2011.  Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. A detailed discussion of such risks and uncertainties are contained in our prospectus, which was filed with the SEC on June 29, 2011, as well as with our most recent Form 10-q filed with the SEC on  November 4, 2011.  Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Travelers
To make finding, selecting and renting a
vacation home as easy as booking a hotel
Our Mission
To make every vacation rental in the world available to every traveler in the world through our online marketplace
Vacation Rental Owners/Managers
To be their most effective marketing partner
and #1 source of bookings
3
Confidential © Copyright 2011 HomeAway, Inc.

Confidential © Copyright 2011 HomeAway, Inc.
Headquartered in Austin, TX
145+ countries, 11 languages
905 employees
¹
625,000+ listings
²
The World’s Largest Vacation Rental Marketplace
4
Owners/managers pay ~$300
to list properties
Free for travelers
~90%+ annual subscription revenues
Key Facts
Simple Business Model
120
82
54
18
168
2006 2007 2008 2009 2010
32
(1)
24
34
51
2006 2007 2008 2009 2010
($MM)
($MM)
Revenues
Free Cash Flow
1 As of 9/30/2011
2 Paid vacation rental listings as of 9/30/2011
3 Includes Headquarter CapEx of $4.9MM

Clear market leader with powerful global footprint
Strong network effects and significant competitive advantages
Industry disruption provides numerous growth opportunities
Large, highly fragmented vacation rental industry presents huge opportunity
Rapidly growing, highly predictable and profitable subscription-based business model
Compelling value proposition for vacation rental owners/managers and travelers
Why Invest in HomeAway?

Confidential © Copyright 2011 HomeAway, Inc.

Confidential © Copyright 2011 HomeAway, Inc.
6.1 Million
0.2 Million
US and Europe
Number of Properties
Not
Rented
13.5MM
Rented
6.1MM
HomeAway
Listings
(625K+)
¹
Vacation
Rentals
19.6MM Vacation Homes
US and Europe
Highly Fragmented Supplier Base Ideal
for Market Maker
6.1MM Properties
16 Average Weeks Rented per Year
x
~$85 Billion
²
Hotels
Transforming an $85Bn, Highly Fragmented Industry
6
$882 Average Rental Rate
x
1
Global paid vacation rental listings as of 9/30/2011
2
According to November 2010 Radius Global Market Research survey titled “Market Sizing Study”

~15.0%
2.5%
Vacation Rentals
Hotels
Take Rate HomeAway Addressable Market
$85 Billion Industry
x
$8.5 Billion
10% Take Rate
Supply Demand Services
Key Players in Value Chain
Platform Player With Significant Addressable Market

Confidential © Copyright 2011 HomeAway, Inc.

Confidential © Copyright 2011 HomeAway, Inc.
Annual Listing Fee Estimated Annual
Rental Income
Outstanding Value Creation
~$335
¹
~40x:
Estimated ROI for
Owners/Managers
Strong Growth in Listings
²
Outstanding Value Proposition for Owners/Managers
8
~$13,000
(000’s)
1 As of 9/30/2011
2 Paid vacation rental listings as of 12/31 each year

Wider Selection
Lower Total Cost
Additional Space
Increased Privacy
Multiple Bedrooms
Multiple Bathrooms
Personal Kitchen
Common Living Areas
Private Swimming Pools
Compelling Value Proposition for Travelers
9
Example:
Family Trip
to Disney
4 bedroom house in Orlando
3,000 sq.ft. plus private pool
$214/night or $1,500/week
Vacation Rental
Hyatt Regency, Orlando
400 sq.ft., 2 beds, 1 bath
$300/night or $2,100/week
Hotel
“A greatly increased use of apartments and vacation homes in place of standard hotels is the most pronounced trend in travel…” Arthur Frommer, December 13, 2010
Confidential © Copyright 2011 HomeAway, Inc.

Global Vision and Platform

U.S.
Germany
France
U.K.
Italy
Brazil
Market Leader
Brand Portfolio
19 countries with dedicated
HomeAway websites
145 countries with vacation rentals
listed on HomeAway websites
7 countries with
HomeAway offices
Travel is a Global Experience for Consumers
International HomeAway Websites
Confidential © Copyright 2011 HomeAway, Inc.
United Kingdom
Canada Spain Argentina
Brazil
Sweden Austria Finland France
Australia
Portugal India Italy Norway
Columbia
Denmark Germany Mexico The Netherlands

884
1,048
1,139
1,269
1,559
1,411
Q2’10 Q3’10 Q4’10 Q1’11 Q2’11 Q3'11
Proprietary, Trusted Platform
11
270
¹
customer service personnel
Proprietary mix of cutting-edge technology
and business processes
Property Reviews
(000’s)
Commitment to Trust & Security
1 As of 9/30/2011
Confidential © Copyright 2011 HomeAway, Inc.

Confidential © Copyright 2011 HomeAway, Inc.
Network Effect is the Greatest Competitive Advantage
Owners/Managers
Easy to get started
Income from your vacation home
Dedicated help and support
Travelers
More space
More privacy
Better value than hotels
Global Presence Trust and Security
Product and
Technology Innovation
Marketing

Confidential © Copyright 2011 HomeAway, Inc.
Multiple Growth Drivers

Increase
Number of Listings
x
Base Price
Market-Based /
Tiered Pricing
Cross-selling /
add-ons
Best User Experience
Property Manager Channel
Awareness Marketing
New Geographies
Online Payments
Online Bookings
Traveler Products
Reflected in…
Increase
Revenue Per Listing
Average Revenue
per Listing
Other
Revenue
Through…

Tiered Pricing Illustration 14 Confidential © Copyright 2011 HomeAway, Inc.

Payments and Ancillary Products Illustration 15 Confidential © Copyright 2011 HomeAway, Inc.

Delivering Against Long-Term Strategy
Phase I = ’05-’10
Consolidation
Phase II = ’07-’11
Professionalization
Phase III = Now
Optimization
Phase IV = Future
Going Mainstream
World-Class
Capabilities
Operations
• General management
• SEO
• Marketing
• Sales
• M&A
• Customer service
Product
• Agile development
• Global teams
• Secure IT
Single Network
• Non-cyclical
• Disciplined approach
to adding cost
Secure and Stable
Profit Model
• Price-to-value
• Regional/global
distribution packages
• Payments and online
booking
• Traveler products such
as insurance
• OTA distribution
Future
Monetization
e-Commerce
World-Class
User Experience
16
The catalyst for the
travel industry’s #1
consumer trend
• Marketing Leadership:
viral/social, broad
reach, and
nontraditional
• Supply Leadership:
migrating offline renters
online
Confidential © Copyright 2011 HomeAway, Inc.

Blue-Chip Investors
World-Class Management Team and Investors

Highly Experienced Management Team Previous Experience
Brian Sharples Co-founder, President &
Chief Executive Officer
Carl Shepherd Co-founder,
Chief Strategy Officer
Lynn Atchison Chief Financial Officer
Brent Bellm Chief Operating Officer
Tom Hale Chief Product Officer
Ross Buhrdorf Chief Technology Officer
Confidential © Copyright 2011 HomeAway, Inc.

Confidential © Copyright 2011 HomeAway, Inc.
Predictable, Profitable, Cash-Rich Business Model

Predictable
Free Cash Flow
Profitable
Subscription-Based Revenue Model
High Renewal Rates (75%+)
Leveraged Cost Structure
High Degree of Control over Margins
Annual Up-front Cash (~90%)
Low Capital Expenditures

Confidential © Copyright 2011 HomeAway, Inc. 0 10 20 30 40 50 60 3Q’08 4Q’08 1Q’09 2Q’09 3Q’09 4Q’09 1Q’10 2Q’10 3Q’10 4Q’10 1Q’11 2Q'11 3Q'11 Revenue ($MM) Strong and Consistent Revenue Growth 19

Confidential © Copyright 2011 HomeAway, Inc.
Rest of World
2%
76%
73%
74%
2008 2009 2010
Strong Renewal Globally Diversified
¹
13%
Subscription-Driven
¹
Europe
United States
Other
Listings
87%
36%
62%
Recurring and Diversified Revenue Streams

1 As of 9/30/2011

Confidential © Copyright 2011 HomeAway, Inc.
30.6
43.2
34.1
50.0
24.8
2008 2009 2010 9 MOS.
2010
9 MOS.
2011
High EBITDA margins
Operating leverage from scale
Efficient operating expenses
Highly Efficient Operating Model with Strong Cash Flows
21
% Margin 32% 30% 25% 28% 29%
Adjusted EBITDA
($MM)
Free Cash Flow
($MM)
Seasonality
Best financial indicator
Low capital expenditures
33.9
48.6
38.5
51.5
32.3
2008 2009 2010 9 MOS.
2010
9 MOS.
2011
CapEx: $4.5 $12.6 $10.4 $6.1 $8.9
1
   2009 CapEx includes Leasehold Improvement Additions (Headquarter CapEx) of $4.9MM
1

Confidential © Copyright 2011 HomeAway, Inc.
Average Revenue per Listing Trend

Influenced by…
$290
$298
$314
$311
$328
$339
$335
$250
$275
$300
$325
$350
1Q'10 2Q'10 3Q'10 4Q'10 1Q'11 2Q'11 3Q'11
Pricing changes
Entry into new markets
Short season products
Revenue recognition policy

Confidential © Copyright 2011 HomeAway, Inc.
Clear market leader with powerful global footprint
Strong network effects and significant competitive advantages
Industry disruption provides numerous growth opportunities
Large, highly fragmented vacation rental industry presents huge opportunity
Rapidly growing, highly predictable and profitable subscription-based business model
Compelling value proposition for vacation rental owners/managers and travelers
Why Invest in HomeAway?

Confidential © Copyright 2011 HomeAway, Inc. Appendix 24

Confidential © Copyright 2011 HomeAway, Inc.
IPO Lock-up Expiration Impact to Shares Outstanding

1 Excludes vested options of approximately 5.5 million
Common Stock Outstanding
Float
Lock Up Release
12/26/11
Black Out
Release Feb.
2012
Publicly-held shares 9.2
Board and C-Team 52.9
1
Current employees & consultants 0.9
1
Former Employees 1.0
Other 16.5
9.2 17.5 53.8
% of Outstanding 11.4% 21.8% 66.8%
Breakdown of Other
Tiger, Trident & Google 8.6 ~ 3 unrelated
Former Owners of Websites Purchased 5.2 ~ 16 unrelated
Other 2.7 ~ 25 unrelated